GOODWILL, SOFTWARE AND OTHER INTANGIBLES	12 Months Ended
Dec. 31, 2013
Goodwill Software And Other Intagibles [Abstract]
GOODWILL, SOFTWARE AND OTHER INTANGIBLES
NOTE 14: GOODWILL, SOFTWARE AND OTHER INTANGIBLES
The following presents the allocation of goodwill by segment for December 31:

	2012
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2012			2012
	(EUR in millions)
International	363	61	(123)	301
Turkish Operations	2,293	86	-	2,379
Insurance	3	-	-	3
Other	32	-	-	32
Total	2,691	147	(123)	2,715

The change in International relates to additions in other private equity business activities of the Group as well as to negative foreign exchange differences amounting to EUR 70 million and EUR 7 million respectively and to impairment of EUR 123 million, of which EUR 103 million in relation to Vojvodjanska Banka and EUR 20 million in relation to the private equity business of the Group. The increase in Turkish Operations is due to the foreign exchange differences amounting to EUR 86 million.

	2013
	Opening	Net additions and foreign exchange differences	Impairment/ write-offs	Closing
	2013			2013
	(EUR in millions)
International	301	(33)	(9)	259
Turkish Operations	2,379	(487)	-	1,892
Insurance	3	-	-	3
Other	32	-	-	32
Total	2,715	(520)	(9)	2,186

The change in International relates to net additions in other private equity business activities of the Group as well as to foreign exchange differences amounting to EUR (32) million and EUR (1) million respectively and to impairment of EUR 9 million in relation to the private equity business of the Group. The decrease in Turkish Operations is due to the foreign exchange differences amounting to EUR 487 million.

The reporting units utilized for goodwill impairment tests are the business segments or one level below the business segments, based on the level at which discrete financial information is available and management regularly reviews the operating results of that unit. The reporting unit where significant goodwill was allocated prior to our impairment test at December 31, 2013 was the Turkish banking operations and the goodwill relates to the acquisition of Finansbank.

Goodwill is tested for impairment annually, at December 31. In 2013, in step 1 of the goodwill impairment test the fair value of the above reporting unit was estimated using the income approach and in particular the Dividend Discount Model (“DDM”) because (a) the reporting unit consists of subsidiaries of the Group, and therefore its operations are directed by the Group, (b) the DDM incorporates the earnings variability associated with the restructuring of the subsidiary operations following its acquisition, and (c) the DDM incorporates management's views of the near and medium term as well as detailed views of current and near future market conditions and strategy.

The DDM is based on management's forecasts, long-term growth rates based on the respective country GDP rates adjusted for inflation and discount rates based on observable market long term government bond yields and average industry betas.

Underlying assumptions to the valuation models are that the entity comprising the reporting unit will remain subsidiary of the Group, that the general macroeconomic and political conditions in the respective market will remain stable, that economic activity will continue to grow in the medium term and that the reporting units will continue to be able to fund their operations. If any of these conditions changes in the future, it may reduce the value of the reporting units and cause an impairment charge with respect to the goodwill. The estimated cash flows were updated to reflect the current management estimates and market conditions.

For the Turkish banking operations reporting unit the DDM was based on a 5.5% (2012: 5.2%) terminal growth rate and 19.0% (2012: 19.6%) pretax discount rate.

Based on the results of step 1 of the impairment test, we determined that the fair value of the Turkish banking operations reporting unit exceeded the carrying amount by EUR 0.1 billion. The result of the DDM was corroborated with other valuation methods, such as book value, market and transaction multiples. Based on these multiples, the implied value of the Turkish banking operations reporting unit, approximates the value derived from the DDM. A 1% increase in the pre-tax discount rate or a 1% decrease in the terminal growth rate would decrease the fair value by approximately EUR 0.2 billion (2012: EUR 0.3 billion) and EUR 0.4 billion (2012: EUR 0.2 billion) respectively. In addition, a 5% decrease in the forecast amounts available for dividends would decrease the fair value by approximately EUR 0.2 billion (2012: EUR 0.3 billion).

The gross carrying amount and accumulated amortization relating to software and other intangibles at December 31 are presented below:

	2012			2013
	Software	Other	Total	Software	Other	Total
		intangibles			intangibles
	(EUR in millions)
Gross carrying amount	635	397	1,032	658	347	1,005
Accumulated amortization	(433)	(191)	(624)	(471)	(201)	(672)
Net book value	202	206	408	187	146	333

As at December 31, 2013, other intangibles include intangibles identified upon the acquisition of acquired entities and consist of core deposits of EUR 5 million (2012: EUR 7 million), customer relationships of EUR 6 million (2012: EUR 24  million), software of EUR 4 million (2012: EUR 6  million), all of which have finite lives and trade names of EUR 106 million (2012: EUR 131 million) and mutual funds contracts of EUR 2 million (2012: EUR 2 million) which have indefinite lives. The estimated useful lives of core deposits and customer relationships are 6-11 years, while that of software is for a period not exceeding 20 years.

Amortization expense on software and other intangibles amounted to EUR 99 million, EUR 110 million and EUR 100 million in 2011, 2012 and 2013 respectively. The Group estimates that aggregate amortization expense for the five succeeding fiscal years will be EUR 74 million, EUR 53 million, EUR 38 million, EUR 21 million and EUR 11 million for years 2014 through 2018 respectively.